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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549



                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                MEDIRISK, INC.
                                --------------
            (Exact name of registrant as specified in its charter)


             Delaware                                   58-2256400
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


            Two Piedmont Center, Suite 400, 3565 Piedmont Road N.E.
            -------------------------------------------------------
                         Atlanta, Georgia  30305-1502
                         ----------------------------
         (Address of principal executive offices, including zip code)


Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class               Name of each exchange on which
        to be so registered               each class is to be registered
        -------------------               ------------------------------


                                     None


Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, $0.001 par value per share
                   ----------------------------------------
                               (Title of Class)




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ITEM 1. DESCRIPTION OF SECURITIES TO BE REGISTERED.

        The description of the Common Stock of the Registrant registered hereby is incorporated by reference to "Description of Capital Stock" in the Registrant's Form S-1 Registration Statement No. 333-12311, as filed with the Securities and Exchange Commission on September 19, 1996, as amended on December 23, 1996, and any amendments to such Registration Statement filed subsequently hereto, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities of 1933, as amended.

ITEM 2. EXHIBITS.

        1. Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant's Form S-1 Registration Statement No. 333-12311 filed with the Securities and Exchange Commission on September 19, 1996).

        2. Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's Form S-1 Registration Statement No. 333-12311, as filed with the Securities and Exchange Commission on September 19, 1996).

        3. Specimen Stock Certificate of the Common Stock of the Registrant (incorporated herein by reference to Exhibit 4.2 to the Registrant's Form S-1 Registration Statement No. 333-12311, as filed with the Securities and Exchange Commission on September 19, 1996).



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                                  SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        MEDIRISK INC.


                                        /s/ Kenneth M. Goins, Jr.
                                        ----------------------------
                                        Kenneth M. Goins, Jr.
                                        Executive Vice President and
                                        Chief Financial Officer

                                        Date:  January 17, 1997


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